Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Emerging Markets Income Fund	FMKAX	FAEMX	FBEMX	FMKCX	FMKIX
Fidelity Advisor Mid Cap II Fund	FIIAX	FITIX	FIIBX	FIICX	FIIMX
Fidelity Advisor New Insights Fund	FNIAX	FNITX	FNIBX	FNICX	FINSX

Funds of Fidelity Advisor Series I, Fidelity Advisor Series VIII, and Fidelity Contrafund

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2013

The following information replaces similar information found in the "Buying, Selling, and Exchanging Information" section on page 38.

Class A: Shares of Class A may be exchanged for Class Z or Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis), Class Z, or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class Z: Shares of Class Z may be exchanged for Class A or Institutional Class shares of the same fund if you are no longer eligible for Class Z.

Institutional Class: Shares of Institutional Class may be exchanged for Class A, if you are no longer eligible for Institutional Class, or Class Z shares of the same fund.

ACOM12B-13-01  August 13, 2013
1.863512.107